1933 Act Registration No. 33-12
                                               1940 Act File No. 811-4401
                                               Rule 497(e)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                       SUPPLEMENT DATED OCTOBER 20, 2000
                        TO PROSPECTUS DATED MAY 1, 2000

Purchases Without a Front-End Sales Charge for Transfer From Unrelated Funds
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     Until November 30, 2000, shares of the Wisconsin Tax-Exempt Portfolio may be purchased at net asset value (that is, without a front-end sales charge) when the shares are paid with the proceeds from the redemption of shares of another mutual fund, but only if the other fund is not a part of Principal Preservation Portfolios, Inc. These purchases may be made at net asset value under this privilege whether or not you paid a sales charge on the shares you redeemed in the unrelated fund. However, you must have redeemed those unrelated fund shares no more than 90 days prior to your purchase of shares of the Portfolio. B.C. Ziegler and Company (the "Distributor") may make a payment or payments out of its own funds to Selected Dealers effecting such exchanges in an amount not to exceed 0.50% of the amount invested. The Distributor may condition all or a part of such payment upon the monies remaining invested with Principal Preservation for a minimum period of time.